Exhibit 10.4

NINTH AMENDMENT TO CREDIT AGREEMENT

This NINTH AMENDMENT TO CREDIT AGREEMENT (this   “Amendment”) is made and entered into as of October 24, 2016 by and among UNILIFE MEDICAL SOLUTIONS, INC., a Delaware corporation (the “Borrower”), the other Creditor Obligors party hereto and ROS ACQUISITION OFFSHORE LP, a Cayman Islands exempted limited partnership (in its capacity as Lender and Collateral Agent, the “Lender”).

WHEREAS, the Borrower and the Lender are party to that certain Credit Agreement, dated as of March 12, 2014 (as amended from time to time, the “Credit  Agreement”), pursuant to which the Lender has extended credit to the Borrower on the terms set forth therein;

WHEREAS, the Borrower has advised the Lender that certain of the Credit Obligors intend to supplement the Amgen Securities Purchase Agreement by entering into a  letter agreement with Amgen, Inc., that Amgen is issuing to Holdings a related  acknowledgement letter (collectively, the “SPA Supplement”) and that Holdings intends to issue $10,600,000 in Amgen Convertible Notes prior to January 1, 2017;

WHEREAS, the Borrower has requested that the Lender amend the Credit Agreement, as more fully described herein; and

WHEREAS, the Lender is willing to agree to such amendment, but only upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which  are hereby acknowledged, the parties hereto agree as follows:

1. Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.  Each reference to “hereof”, “hereunder”, “herein” and “hereby” and  each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective,  refer to the Credit Agreement as amended hereby.

2. Waiver. Subject to the terms and conditions set forth herein, including the satisfaction of the conditions set forth in paragraph 4, Lender hereby waives (a) compliance with Section 8.9 of the Credit Agreement solely to permit the SPA Supplement, and (b) any Event of Default that would occur under Section 9.1(c) of the Credit Agreement solely with respect to the SPA Supplement.

DC: 6205495-10

3. Amendments.

(a) The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated in its entirety as follows:

“Amgen Convertible Notes” means the 6.0% Senior Secured Convertible Notes due 2023 issued by Holdings and Borrower pursuant to the Amgen Securities Purchase Agreement in the principal amount of $30,000,000 on February 22, 2016, in a principal amount of $10,600,000 on October 24, 2016 and in a  principal amount of $10,000,000 on January 1, 2018.

“Amgen Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated as of February 22, 2016, among Holdings, the Borrower and Amgen Inc., as supplemented by that certain letter agreement dated  as  of  October 24, 2016, among Holdings, Borrower and Amgen Inc.

(b) The definition of “Loan Documents” in Section 1.1 of the Credit Agreement is hereby amended by adding “, any registration rights agreement in favor of Lender” after “the Australian Security Documents” in such definition.

4. Conditions  to  Effectiveness   of  Amendment. This  Amendment  shall become effective upon receipt by:

(a) the Lender of a counterpart signature to this Amendment duly executed and delivered by the Borrower and each of the other Credit Obligors,

(b) the Credit Obligors of a counterpart signature to this Amendment duly executed and delivered by the Lender,

(c) the Lender of the SPA Supplement, in form and substance satisfactory to the Lender, duly executed and delivered by the signatories thereto, and

(d) the Borrower of $10,000,000 gross proceeds from convertible notes issued by Holdings and Borrower to Amgen Inc.

5. Expenses. The Borrower agrees to pay on demand all expenses of the Lender (including, without limitation, the fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Lender, and of local counsel, if any, who may be retained by or on behalf of the Lender) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other expenses of the Lender remaining unpaid as of the date hereof.

6. No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Lender under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

7. Reaffirmation of Security Interests. Subject to the Intercreditor  Agreement, dated February 22, 2016, among Amgen Inc., Lender and ROS, the Credit   Obligors (i) affirm that each of the security interests and liens granted in or pursuant to the Loan Documents are valid and subsisting and (ii) agree that this Amendment shall in no manner impair or otherwise adversely affect any of the security interests and liens granted in or pursuant to the Loan Documents.

8. Reaffirmation of Guarantee. Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantor’s obligations under the Loan Documents.

9. Press Release. No Credit Obligor shall, and each Credit Obligor shall instruct its Affiliates not to, issue a press release or other public announcement or otherwise make any public disclosure with respect to this Amendment or the subject matter hereof without the prior consent of the Lender (which consent shall not be unnecessarily withheld or delayed), except as may be required by applicable Law (in which case the Credit Obligor required to make the release or statement shall allow the Lender reasonable time to comment on such release or statement in advance of such issuance).

10. Waiver and Release. TO INDUCE THE LENDER TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH CREDIT OBLIGOR REPRESENTS AND WARRANTS THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

(a) WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND

(b) RELEASES AND DISCHARGES THE LENDER, ITS AFFILIATES AND ITS AND THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS AND ATTORNEYS (COLLECTIVELY THE “RELEASED PARTIES”) FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN,

SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

11. Counterparts; Governing Law. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a  manually executed counterpart of this Amendment.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

EXECUTED as a deed by each Australian Subsidiary.

Unilife Medical Solutions, Inc.			Unilife Corporation

By:	/s/ John Ryan		By:	/s/ John Ryan
	Name:	John Ryan		Name:	John Ryan
	Title:	President and Chief Executive Officer		Title:	President and Chief Executive Officer

Unilife Cross Farm LLC

			By:	/s/ John Ryan
				Name:	John Ryan
				Title:	President and Chief Executive Officer

Executed by Unilife Medical Solutions Pty Limited in accordance with Section 127 of the Corporations Act 2001
/s/ John Ryan	←	/s/ Stephanie Walters	←
Signature of director John Ryan		Signature of director/~~company secretary~~ (Please delete as applicable) Stephanie Walters
Name of director (print)		Name of director/company secretary (print)

Executed by Unitract Syringe Pty Ltd in accordance with Section 127 of the Corporations Act 2001
/s/ John Ryan	←	/s/ Stephanie Walters	←
Signature of director John Ryan		Signature of director/~~company secretary~~ (Please delete as applicable) Stephanie Walters
Name of director (print)		Name of director/company secretary (print)

Signature Page to Ninth Amendment to Credit Agreement

ROS ACQUISITION OFFSHORE LP, as the Lender By OrbiMed Advisors LLC, its investment manager

By:	/s/ Sven Borno
	Name:	Sven Borno
	Title	General Partner

Signature Page to Ninth Amendment to Credit Agreement